Exhibit 99.2

RECALL HOLDINGS LIMITED

CONSOLIDATED FINANCIAL REPORT

for the half-year ended 31 December 2015 (Unaudited)

CONSOLIDATED INCOME STATEMENT

for the half-year ended 31 December 2015 (Unaudited)

		(Unaudited)	(Unaudited)
		FIRST HALF	FIRST HALF
	NOTE	2016	2015
		US$M	US$M

Sales revenue	5A	397.6	427.0
Gain on sale of business	5A	—	2.6
Operating expenses	5B	(362.2)	(370.2)
Share of results of joint venture		—	0.1
Operating profit		35.4	59.5
Finance revenue		1.2	3.0
Finance costs		(14.5)	(11.1)
Net finance costs		(13.3)	(8.1)
Profit before tax		22.1	51.4
Tax expense		(5.4)	(18.9)
Profit for the period attributable to members of the parent entity		16.7	32.5
Earnings per share (cents)	7
- basic		5.3	10.4
- diluted		5.3	10.3

The consolidated income statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

for the half-year ended 31 December 2015 (Unaudited)

		(Unaudited)	(Unaudited)
		FIRST HALF	FIRST HALF
	NOTE	2016	2015
		US$M	US$M
Profit for the period		16.7	32.5
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	10	(34.1)	(52.5)
Cash flow hedges	10	0.6	(2.0)
Income tax on items that may be reclassified to profit or loss		(0.1)	0.4
Other comprehensive loss for the period		(33.6)	(54.1)
Total comprehensive (loss)/income for the period attributable to members of the parent entity		(16.9)	(21.6)

The consolidated statement of comprehensive income should be read in conjunction with the accompanying notes.

CONSOLIDATED BALANCE SHEET

as at 31 December 2015 (Unaudited)

		(Unaudited)	(Unaudited)
		DECEMBER	JUNE
		2015	2015
	NOTE	US$M	US$M
ASSETS
Current assets
Cash and cash equivalents		159.4	88.5
Trade and other receivables		181.9	183.2
Inventories		2.2	2.1
Other assets		18.9	16.5
Total current assets		362.4	290.3
Non-current assets
Other receivables		6.0	6.7
Property, plant and equipment		376.8	389.8
Goodwill		665.8	677.2
Intangible assets		141.0	134.8
Deferred tax assets		4.7	4.8
Derivative financial instruments		0.2	0.1
Other assets		0.3	0.3
Total non-current assets		1,194.8	1,213.7
Total assets		1,557.2	1,504.0
LIABILITIES
Current liabilities
Trade and other payables		137.3	165.7
Tax payable		11.9	7.5
Provisions		24.5	32.2
Borrowings		70.5	21.8
Total current liabilities		244.2	227.2
Non-current liabilities
Borrowings	13	706.8	626.7
Derivative financial instruments		0.1	0.8
Provisions		10.3	12.0
Deferred tax liabilities		62.5	68.7
Other liabilities		17.8	19.4
Total non-current liabilities		797.5	727.6
Total liabilities		1,041.7	954.8
Net assets		515.5	549.2
EQUITY
Contributed equity	9	552.2	548.7
Reserves	10	(277.2)	(245.6)
Retained earnings		240.5	246.1
Total equity		515.5	549.2

The consolidated balance sheet should be read in conjunction with the accompanying notes.

CONSOLIDATED CASH FLOW STATEMENT

for the half-year ended 31 December 2015 (Unaudited)

		(Unaudited)	(Unaudited)
		FIRST HALF	FIRST HALF
		2016	2015
	NOTE	US$M	US$M
Cash flows from operating activities
Receipts from customers		423.0	447.7
Payments to suppliers and employees		(376.2)	(386.9)
Cash generated from operations		46.8	60.8
Interest and other finance costs paid		(10.2)	(11.3)
Interest received		1.2	0.3
Taxes paid, net of refunds		(6.9)	(17.1)
Net cash inflow from operating activities		30.9	32.7

Cash flows from investing activities
Payments for property, plant and equipment		(26.4)	(15.3)
Proceeds from sale of business		—	20.4
Payments for intangible assets		(7.4)	(12.2)
Acquisition of businesses, net of cash acquired	3	(31.2)	(105.7)
Net cash outflow from investing activities		(65.0)	(112.8)

Cash flows from financing activities
Proceeds from borrowings		85.8	239.5
Repayments of borrowings		(2.4)	(135.4)
Dividends paid	8A	(22.3)	(22.0)
Net cash inflow from financing activities		61.1	82.1

Net increase in cash and cash equivalents		27.0	2.0
Cash and deposits, net of overdrafts, at beginning of the period		72.6	72.1
Effect of exchange rate changes		(4.5)	(6.3)
Cash and deposits, net of overdrafts, at end of the period		95.1	67.8

The consolidated cash flow statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

for the half-year ended 31 December 2015 (Unaudited)

		CONTRIBUTED		RETAINED
		EQUITY	RESERVES(1)	EARNINGS	TOTAL
	NOTE	US$M	US$M	US$M	US$M
Half-year ended 31 December 2014 (Unaudited)
Opening balance		545.7	(171.2)	224.9	599.4
Profit for the period		—	—	32.5	32.5
Other comprehensive loss		—	(54.1)	—	(54.1)
Total comprehensive (loss)/income		—	(54.1)	32.5	(21.6)
Share-based payments:
- expense recognised		—	4.5	—	4.5
- reversed on exercise of shares		—	(3.0)	—	(3.0)
- equity component of related tax		—	0.6	—	0.6
Transactions with owners in their capacity as owners:
- dividends paid	8A	—	—	(22.0)	(22.0)
- issues of ordinary shares, net of transaction costs	9	3.0	—	—	3.0
Closing balance		548.7	(223.2)	235.4	560.9
Half-year ended 31 December 2015 (Unaudited)
Opening balance		548.7	(245.7)	246.1	549.1
Profit for the period		—	—	16.7	16.7
Other comprehensive loss		—	(33.6)	—	(33.6)
Total comprehensive (loss)/income		—	(33.6)	16.7	(16.9)
Share-based payments:
- expense recognised		—	5.7	—	5.7
- reversed on exercise of shares		—	(3.5)	—	(3.5)
- equity component of related tax		—	(0.1)	—	(0.1)
Transactions with owners in their capacity as owners:
- dividends paid	8A	—	—	(22.3)	(22.3)
- issues of ordinary shares, net of transaction costs	9	3.5	—	—	3.5
Closing balance		552.2	(277.2)	240.5	515.5

(1)         Refer to Note 10 for further information on reserves.

The consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

for the half-year ended 31 December 2015 (Unaudited)

NOTE 1. BASIS OF PREPARATION

These financial statements present the consolidated results of Recall Holdings Limited (the Company) and its subsidiaries (Recall or the Group) for the half-year ended 31 December 2015.

These consolidated financial statements are a condensed general purpose financial report and have been prepared in accordance with the requirements of AASB 134: Interim Financial Reporting which ensures compliance with International Financial Reporting Standard IAS 34: Interim Financial Reporting. Recall is a for-profit entity for the purpose of preparing these consolidated financial statements.

These interim consolidated financial statements do not include all of the notes that would normally be included in an annual financial report. The interim consolidated financial statements should be read in conjunction with Recall’s 2015 Annual Report and public announcements made by Recall during the interim reporting period.

References to 2016 and 2015 are to the financial years ending on 30 June 2016 and 30 June 2015 respectively.

The interim consolidated financial statements and all comparatives have been prepared using consistent accounting policies, as set out in Recall’s 2015 Annual Report.

NOTE 2. OTHER INFORMATION

A) NEW ACCOUNTING STANDARDS AND  INTERPRETATIONS ISSUED BUT NOT YET ADOPTED

At 31 December 2015, certain new accounting standards and interpretations have been issued that will become mandatory for future reporting periods. Recall has not early-adopted these new or amended accounting standards and interpretations in 2015.

AASB 9: AASB 9, Financial Instruments, is a new Principal standard applicable to annual reporting periods beginning on or after 1 January 2018, with early adoption permitted, subject to certain considerations. AASB 9 addresses the classification, measurement and derecognition of financial assets and liabilities and may affect Recall’s accounting for financial assets and liabilities. Recall does not expect that this standard will have a significant impact on its financial statements.

AASB 2014-4: This guidance amends AASB 116, Property, Plant and Equipment, and AASB 138, Intangible Assets, to establish the principle for the basis of depreciation and amortisation as being the expected pattern of consumption of the future economic benefits of an asset. The amendment also clarified that revenue is generally presumed to be an inappropriate basis for measuring the consumption of the economic benefits embodied in an intangible asset. This presumption, however, can be rebutted in certain limited circumstances. The standard is applicable to reporting periods beginning on or after 1 January 2016, with early adoption being permitted. Recall does not expect that this standard will have a significant impact on its financial statements.

AASB 15: AASB 15, Revenue from Contracts with Customers, is applicable to annual reporting periods beginning on or after 1 January 2018, with early adoption being permitted. This standard provides a single, comprehensive revenue recognition model for all contracts with customers. Recall is in the process of assessing the new standard’s impact and does not anticipate a significant impact on the Groups’ financial statements.

AASB 2015-1: Amendments to Australian Accounting Standards - Annual Improvements to 2012- 2014 Cycle sets out amendments to certain AAS, including AASB 7, Financial Instruments. Recall does not expect that this standard will have a significant impact on its financial statements.

B) ROUNDING OF AMOUNTS

As Recall Holdings Limited is a company of a kind referred to in ASIC Class Order 98/100, relevant amounts in the financial statements and the Directors’ report have been rounded to the nearest hundred thousand US dollars.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 3. BUSINESS COMBINATIONS

During the half-year ended 31 December 2015, Recall completed 5 acquisitions which are all 100% owned.

Each acquisition is not considered material for additional disclosure of individual assets and liabilities purchased.

The purchase consideration paid for the non-material business combinations in the half-year ended 31 December 2015 was US$31.2 million (unaudited).

Purchase consideration paid for business combinations in the prior year ended 30 June 2015 amounts to US$144.3 million. Details of these acquisitions were disclosed in note 4B of the Group’s annual financial statements for the year ended 30 June 2015.

There were no material changes in the fair values of assets and liabilities assumed in relation to the acquisitions completed in 2015.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 4. SEGMENT INFORMATION

Recall’s segment information is provided on the same basis as internal management reporting to the CEO (chief operating decision maker) and reflects how Recall is organised and managed.

Recall has four reportable segments being Americas, Europe, Australia and New Zealand (ANZ) and Asia. Recall HQ (corporate centre) is presented separately in the segment disclosures below.

Segment performance is measured on sales revenue and Underlying Profit. Underlying Profit is the main measure of segment profit. A reconciliation between Underlying Profit and operating profit is set out below.

Segment sales revenue is measured on the same basis as in the income statement. Segment sales revenue is allocated to segments based on product categories and physical location of the business unit that invoices the customer. Intersegment revenue during the period was immaterial. There is no single external customer who contributed more than 10% of Group sales revenue.

Assets and liabilities are measured consistently in segment reporting and in the balance sheet. Assets and liabilities are allocated to segments based on segment use and physical location. Cash, borrowings, equity accounted investments and tax balances are managed centrally and are not allocated to segments.

	SALES REVENUE
	FIRST HALF	FIRST HALF
	2016	2015
	US$M	US$M
	(Unaudited)	(Unaudited)
By operating segment
Americas	198.2	195.2
Europe	84.5	99.2
ANZ	79.2	94.5
Asia	35.7	38.1
Recall operations	397.6	427.0
Recall HQ	—	—
Total	397.6	427.0
By geographic origin
Americas	198.2	195.2
Europe	84.5	99.2
Australia	70.9	84.3
Other	44.0	48.3
Total	397.6	427.0

By service line
Document Management Services (DMS)	307.8	330.4
Secure Destruction Services (SDS)	47.4	53.3
Data Protection Services (DPS)	42.4	43.3
Total	397.6	427.0

	OPERATING		SIGNIFICANT ITEMS		UNDERLYING
	PROFIT(1)		BEFORE TAX(2)		PROFIT(2)
	FIRST HALF	FIRST HALF	FIRST HALF	FIRST HALF	FIRST HALF	FIRST HALF
	2016	2015	2016	2015	2016	2015
	US$M	US$M	US$M	US$M	US$M	US$M
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
By operating segment
Americas	33.4	33.1	(0.5)	(1.2)	33.9	34.3
Europe	8.7	10.7	(0.4)	(0.8)	9.1	11.5
ANZ	15.1	20.0	(0.5)	(1.5)	15.6	21.5
Asia	8.0	9.0	(0.1)	—	8.1	9.0
Recall operations	65.2	72.8	(1.5)	(3.5)	66.7	76.3
Recall HQ(3)	(29.8)	(13.3)	(18.9)	(2.4)	(10.9)	(10.9)
Total	35.4	59.5	(20.4)	(5.9)	55.8	65.4

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 4. SEGMENT INFORMATION - CONTINUED

	CAPITAL EXPENDITURE(3)		DEPRECIATION AND AMORTISATION
	FIRST HALF	FIRST HALF	FIRST HALF	FIRST HALF
	2016	2015	2016	2015
	US$M	US$M	US$M	US$M
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
By operating segment
Americas	16.8	14.5	17.0	15.0
Europe	6.5	2.6	6.2	6.9
ANZ	3.3	2.1	5.3	5.9
Asia	1.6	2.3	2.9	3.3
Recall operations	28.2	21.5	31.4	31.1
Recall HQ	5.6	6.0	4.2	5.0
Total	33.8	27.5	35.6	36.1

	SEGMENT ASSETS		SEGMENT LIABILITIES
	FIRST HALF	30 JUNE	FIRST HALF	30 JUNE
	2016	2015	2016	2015
	US$M	US$M	US$M	US$M
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
By operating segment
Americas	698.3	688.9	56.9	72.4
Europe	256.6	262.5	60.2	77.5
ANZ	225.4	239.3	37.7	42.9
Asia	172.5	183.5	12.7	14.7
Recall operations	1,352.8	1,374.2	167.5	207.5
Recall HQ	40.3	36.8	22.4	22.6
Cash and borrowings	159.4	88.2	777.4	648.5
Current tax balances	—	—	11.9	7.5
Deferred tax balances	4.7	4.8	62.5	68.7
Total segment assets and liabilities	1,557.2	1,504.0	1,041.7	954.8

Non-current assets by geographic origin(4)
Americas	609.2	606.2
Europe	204.5	201.6
Australia	189.2	203.8
Other	187.0	197.2
Total	1,189.9	1,208.8

(1)         Operating profit is segment revenue less segment expense and excludes net finance costs.

(2)         Underlying Profit is a non-statutory profit measure and represents profit before finance costs, tax and Significant Items (refer to Note 6). It is presented to assist users of the financial statements to better understand Recall’s business results.

(3)         Capital expenditure is presented on an accruals basis and includes expenditure on property, plant & equipment and intangibles.

(4)         Non-current assets exclude financial instruments and deferred tax assets.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 5. PROFIT FROM ORDINARY ACTIVITIES

A) REVENUE AND OTHER INCOME

	FIRST HALF	FIRST HALF
	2016	2015
	US$M	US$M
	(Unaudited)	(Unaudited)
Sales revenue	397.6	427.0
Gain on sale of business	—	2.6
Total income	397.6	429.6

B) OPERATING EXPENSES

Employment costs	146.4	148.0
Service suppliers:
- travel and transport	21.0	26.8
- repairs and maintenance	6.4	6.8
- subcontractors and other service suppliers	52.7	46.3
Raw materials and consumables	7.3	9.8
Occupancy	70.7	74.7
Insurance	6.7	6.9
Depreciation of property, plant and equipment	22.3	24.0
Amortisation of intangible assets and deferred expenditure	13.3	12.1
Other	15.4	14.8
Total operating expenses	362.2	370.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 6. SIGNIFICANT ITEMS

Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

•                  outside the ordinary course of business (e.g. demerger related costs and the costs of significant reorganisation or restructuring); or

•                  part of the ordinary activities of the business but unusual due to their size and nature.

Significant Items are disclosed to assist users of the financial statements to better understand Recall’s business results.

	FIRST HALF 2016
	US$M (Unaudited)
	BEFORE		AFTER
	TAX	TAX	TAX
Items outside the ordinary course of business:
- demerger related expenses(1)	1.3	(0.5)	0.8
- acquisitions related expenses(2)	2.9	(0.9)	2.0
- Iron Mountain transaction costs(3)	16.2	(5.7)	10.5
Significant Items	20.4	(7.1)	13.3

	FIRST HALF 2015
	US$M (Unaudited)
	BEFORE		AFTER
	TAX	TAX	TAX
Items outside the ordinary course of business:
- demerger related expenses(1)	2.4	(0.8)	1.6
- acquisitions related expenses(2)	2.7	(0.9)	1.8
- corporate restructuring related expenses(4)	0.8	(0.3)	0.5
Significant Items	5.9	(2.0)	3.9

(1)         Share based payments expense relates to one-off grants of rights to the CEO and other Recall executives upon demerger.

(2)         Costs incurred in relation to acquisitions completed or being pursued by Recall.

(3)         These expenses mainly comprise legal and professional fees incurred in relation to the Iron Mountain’s unsolicited bid to acquire Recall.

(4)         These expenses were incurred in relation to a potential corporate restructure and mainly comprise legal and professional fees.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 7. EARNINGS PER SHARE

	FIRST HALF	FIRST HALF
	2016	2015
	US CENTS	US CENTS
	(Unaudited)	(Unaudited)
Earnings per share:
- basic	5.3	10.4
- diluted	5.3	10.3
- basic, on Underlying Profit after finance costs and tax	9.6	11.6

Performance share rights granted under the Recall Performance Share Plan are considered to be potential ordinary shares and have been included in the determination of diluted earnings per share to the extent to which they are dilutive.

A) WEIGHTED AVERAGE NUMBER OF SHARES DURING THE PERIOD

	FIRST HALF	FIRST HALF
	2016	2015
	MILLION	MILLION
	(Unaudited)	(Unaudited)
Used in the calculation of basic earnings per share	314.0	313.1
Adjustment for share rights	2.8	1.7
Used in the calculation of diluted earnings per share	316.8	314.8

B) RECONCILIATION OF PROFIT USED IN EPS CALCULATION

	FIRST HALF	FIRST HALF
	2016	2015
	US$M	US$M
	(Unaudited)	(Unaudited)
Statutory profit
Profit for the period	16.7	32.5
Profit used for calculation of basic and diluted EPS	16.7	32.5
Underlying Profit after finance costs and tax
Underlying Profit (Note 4)	55.8	65.4
Net finance costs	(13.3)	(8.1)
Underlying Profit before tax	42.5	57.3
Tax expense on Underlying Profit	(12.5)	(20.9)
Underlying Profit after finance costs and tax	30.0	36.4
which reconciles to statutory profit:
Underlying Profit after finance costs and tax	30.0	36.4
Significant Items after tax (Note 6)	(13.3)	(3.9)
Profit for the period	16.7	32.5

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 8. DIVIDENDS

A) DIVIDENDS PAID DURING THE PERIOD

	(Unaudited)	(Unaudited)
	FINAL DIVIDEND	FINAL DIVIDEND
	FY2015	FY2014
Dividend per share (in Australian cents)	10.0	8.0
Total dividend (in US$ million)	22.3	22.0
Franked amount at 30% tax (in Australian cents)	4.0	—
Payment date	28 October 2015	23 October 2014

B) DIVIDEND DETERMINED AFTER REPORTING DATE

	(Unaudited)	(Unaudited)
	INTERIM DIVIDEND	INTERIM DIVIDEND
	FY2016	FY2015
Dividend per share (in Australian cents)	9.5	9.0
Franked amount at 30% tax (in Australian cents)	2.9	2.7
Payment date	20 April 2016	24 April 2015
Dividend record date	1 April 2016	7 April 2015

As this dividend had not been declared at the reporting date, it is not reflected in these consolidated financial statements.

C) FRANKING CREDITS

	(Unaudited)	(Unaudited)
	FIRST HALF	FIRST HALF
	2016	2015
	US$M	US$M

Franking credits available for subsequent financial years based on a tax rate of 30%	3.4	6.7

The amounts above represent the balance of the franking account as at the end of the period, adjusted for:

• franking credits that will arise from the payment of the current tax liability;

• franking debits that will arise from the payment of dividends recognised as a liability at the reporting date;

• franking credits that will arise from dividends recognised as receivables at the reporting date; and

• franking credits that may be prevented from being distributed in subsequent financial years.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 9. ISSUED AND QUOTED SECURITIES

	OPTIONS	ORDINARY SECURITIES
	NUMBER	NUMBER	US$M
Total ordinary shares, of no par value, issued and fully paid:
At 1 July 2014	4,984,501	312,836,448	545.7
Issued during the period	2,963,120	838,263	3.0
Exercised during the period	(838,263)	—	—
Forfeited/lapsed during the period	(55,416)	—	—
At 31 December 2014 (Unaudited)	7,053,942	313,674,711	548.7

At 1 July 2015	7,071,410	313,674,711	548.7
Issued during the period	2,597,258	944,126	3.5
Exercised during the period	(982,483)	—	—
Forfeited/lapsed during the period	(34,297)	—	—
At 31 December 2015 (Unaudited)	8,651,888	314,618,837	552.2

Ordinary shares of Recall Holdings Limited entitle the holder to participate in dividends and the proceeds on any winding up of the Company in proportion to the number of shares held.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 10. RESERVES AND RETAINED EARNINGS

A) MOVEMENTS IN RESERVES AND RETAINED EARNINGS

	RESERVES
		SHARE-	FOREIGN
		BASED	CURRENCY	COMMON		RETAINED
	HEDGING	PAYMENTS	TRANSLATION	CONTROL	TOTAL	EARNINGS
	US$M	US$M	US$M	US$M	US$M	US$M
Half-year ended 31 December 2014 (Unaudited)
Opening balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9
Foreign exchange differences	—	—	(52.5)	—	(52.5)	—
Cash flow hedges:
- fair value losses	(2.0)	—	—	—	(2.0)	—
- tax on fair value losses	0.4	—	—	—	0.4	—
Share-based payments:
- expense recognised during the period	—	4.5	—	—	4.5	—
- shares issued	—	(3.0)	—	—	(3.0)	—
- equity component of related tax	—	0.6	—	—	0.6	—
Dividends paid (Note 8A)	—	—	—	—	—	(22.0)
Net profit for the period	—	—	—	—	—	32.5
Closing balance	(2.1)	5.6	(47.2)	(179.5)	(223.2)	235.4

Half-year ended 31 December 2015 (Unaudited)
Opening balance	(0.4)	11.3	(77.1)	(179.5)	(245.7)	246.1
Recognised in relation to sale of business	—	—	—	—	—	—
Foreign exchange differences	—	—	(34.1)	—	(34.1)	—
Cash flow hedges:
- fair value gain (losses)	0.6	—	—	—	0.6	—
- tax on fair value gain (losses)	(0.1)	—	—	—	(0.1)	—
Share-based payments:						—
- expense recognised during the period	—	5.7	—	—	5.7	—
- shares issued	—	(3.5)	—	—	(3.5)	—
- equity component of related tax	—	(0.1)	—	—	(0.1)	—
Dividends paid (Note 8A)	—	—	—	—	—	(22.3)
Net profit for the period	—	—	—	—	—	16.7
Closing balance	0.1	13.4	(111.2)	(179.5)	(277.2)	240.5

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 10. RESERVES AND RETAINED EARNINGS - CONTINUED

B) NATURE AND PURPOSE OF RESERVES

Hedging reserve

This comprises the cumulative portion of the gain or loss of cash flow hedges that are determined to be effective hedges. Amounts are recognised in the income statement when the associated hedged transaction is recognised or the hedge or a portion thereof becomes ineffective.

Share-based payments reserve

This comprises the cumulative share-based payments expense recognised in the income statement in relation to equity-settled options and share rights issued but not yet exercised.

Foreign currency translation reserve

This comprises cumulative exchange differences arising from the translation of the financial statements of the Company and its subsidiaries (net of qualifying net investment hedge) from their functional currency to the presentation currency i.e. US dollars. When a subsidiary or an operation is disposed, the accumulated balance in the reserve relating to the subsidiary or the operation is recognised in the income statement.

Common control reserve

Business combinations involving entities or businesses under common control are outside the scope of AASB 3: Business Combinations. A number of common control transactions took place in 2012 or as part of the demerger in 2014 and have been accounted for using predecessor accounting, without recognition of additional goodwill. The common control reserve represents the excess of the consideration paid in those common control transactions over the carrying value of the net assets acquired.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 11. NET ASSETS PER SHARE

		(Unaudited)	(Unaudited)
		FIRST HALF	FIRST HALF
		2016	2015

Based on number of shares as at 31 December	million	314.62	313.70
- Net tangible assets per share	US dollars	(0.93)	(0.76)
- Net assets per share	US dollars	1.64	1.79

Net tangible assets per share is calculated by dividing total equity attributable to the members of the parent entity, less goodwill and intangible assets, by the number of shares on issue at the period-end.

Net assets per share is calculated by dividing total equity attributable to the members of the parent entity by the number of shares on issue at the period-end.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS - CONTINUED

for the half-year ended 31 December 2015 (Unaudited)

NOTE 12. CONTINGENT LIABILITIES

There have been no material changes in contingent liabilities as set out in Recall’s 2015 Annual Report.

NOTE 13. BORROWINGS CLASSIFICATION

As at 31 December 2015 and as at the date of these financial statements, in accordance with the Syndicated Facility Agreement (SFA), Recall has an unconditional right to defer settlement of $702 million of unsecured bank loans for at least 12 months after the balance sheet date and as a result have classified these as non-current borrowings. If all the necessary regulatory and shareholder approvals are obtained and Recall is subsequently acquired by Iron Mountain, the banks would have the option to cancel the SFA and require outstanding balances to be repaid no later than 90 days subsequent to the finalisation of the takeover. If this occurs, the bank loans currently classified as non-current would be re-classified to current borrowings.

NOTE 14. FAIR VALUES

Fair value measurements are disclosed by the following levels of the fair value measurement hierarchy:

(a) Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

(b) Level 2 - inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and

(c) Level 3 - inputs for the asset or liability that are not based on observable market data (unobservable inputs).

Derivative financial instruments (interest rate swap and cross currency swap) are measuered at level 2 in both periods.

Fair value of the financial instruments is the same as their carrying amount in the balance sheet.

NOTE 15. EVENTS AFTER BALANCE SHEET DATE

On 12 January 2016, Recall acquired Secur’ Archiv, a document storage and management company in Switzerland for US$21.1 million.

There have been no other events that have occurred subsequent to 31 December 2015 and up to the date of these consolidated financial statements that have had a material impact on Recall’s financial performance or position.